UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2024

N2OFF, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40403	26-4684680
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

HaPardes 134 (Meshek Sander)
Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

Save Foods, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	NITO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 15, 2024, Save Foods, Inc. (now known as N2OFF, Inc.), a Nevada corporation (the “Company”), filed an amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada (the “Amendment”) to change the name of the Company to “N2OFF, Inc.” (the “Name Change”). Pursuant to the Amendment, the Name Change became effective on March 19, 2024, at 12:01 a.m. Pacific Time. As previously disclosed in a Current Report on Form 8-K filed by the Company on February 9, 2024, the stockholders of the Company approved the Name Change at a special meeting of the stockholders held on February 8, 2024.

In connection with the Name Change, the Company changed its ticker symbol on The Nasdaq Capital Market LLC (“Nasdaq”) from “SVFD” to “NITO.” On March 19, 2024, upon the opening of the market on Nasdaq, the Company’s common stock began trading under its new name, “N2OFF, Inc.,” and its new symbol, “NITO.”

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 18, 2024, the Company issued a press release announcing the Name Change. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Amendment to Articles of Incorporation of the Company, filed March 15, 2024
99.1	Press Release, dated March 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N2OFF, Inc.

Date: March 19, 2024	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer